UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 29, 2026
Date of Report (date of earliest event reported)

FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)

Federally chartered corporation United States	001-51845		56-6000442
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1475 Peachtree Street, NE	Atlanta	Georgia	30309
(Address of principal executive offices)

(404) 888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2026, the Federal Home Loan Bank of Atlanta (the "Bank") announced that Mr. Alp E. Can, age 50, was appointed Chief Operating Officer ("COO") of the Bank, effective as of August 10, 2026. Mr. Can has served as Chief Risk Officer of the Bank since 2017 and as Executive Vice President since January 1, 2020. In his role as Chief Risk Officer, he has directed the Bank's enterprise risk management function and overseen the Bank’s credit and collateral services and collateral risk management operations, overseeing enterprise-wide risk assessment and reporting functions, credit risk, financial risk modeling, as well as model validation efforts for the Bank. Mr. Can joined the Bank in 2005 as an asset liability analyst in the financial risk management and modeling department. He became first vice president and manager of financial risk modeling in 2013 and served as director of enterprise risk management of the Bank from 2014 to 2017. Mr. Can earned a bachelor’s degree in economics from the University of Istanbul, and an M.S. in mathematical risk management and M.B.A.- Finance, each from Georgia State University.

Mr. Can has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Can and any of the Bank’s directors or executive officers. Mr. Can’s appointment and compensation arrangements remain subject to review and non-objection by the Bank’s regulator, the Federal Housing Finance Agency (Finance Agency).

A copy of the news release announcing Mr. Can’s appointment is included in Exhibit 99.1 to this report.

Item 8.01 Other Events.

On July 29, 2026, the Bank also announced certain organizational changes which are also included in the news release attached as Exhibit 99.1.

The information contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Exhibits.

99.1 Press Release, dated July 29, 2026, regarding COO appointment.

104 The cover page of this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: July 29, 2026
By: /s/ Reginald T. O'Shields
Reginald T. O'Shields
President and Chief Executive Officer